Exhibit 10.9

Execution Version

SECOND AMENDMENT TO INTERCREDITOR AGREEMENT

This SECOND AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”) is dated as of March 31, 2014, among THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent (in such capacity, with its successors and assigns, the “First Priority Representative”) for the First Priority Secured Parties, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent (in such capacity, with its successors and assigns, the “Second Priority Representative”) for the Second Priority Secured Parties, ST. LOUIS POST-DISPATCH LLC (“STL Post-Dispatch”), PULITZER INC. (“Pulitzer,” and together with STL Post-Dispatch, the “Obligors”), and each of the other Loan Parties. Unless otherwise indicated, capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Intercreditor Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the First Priority Representative, the Second Priority Representative, the Obligors, and the Loan Parties are parties to an Intercreditor Agreement, dated as of January 30, 2012 (as amended by the First Amendment to Intercreditor Agreement, dated as of May 1, 2013, and as further amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Intercreditor Agreement”);

WHEREAS, Lee Enterprises, Incorporated (“Lee”), the indirect parent of each of the Obligors, intends on the date hereof to refinance in full and replace the Second Lien Loan Agreement, dated as of January 30, 2012, among Lee, the Second Priority Representative and certain lenders from time to time party thereto, with the proceeds of Permitted Refinancing Debt (as defined in the New Pulitzer Note Agreement) pursuant to a Second Lien Loan Agreement, dated as of March 31, 2014, by and among Lee, the lenders from time to time party thereto and the Second Priority Representative, as administrative agent and as collateral agent (as amended, restated, modified and/or supplemented from time to time, the “New Second Lien Loan Agreement”);

WHEREAS, the parties hereto have agreed, subject to the terms and conditions of this Amendment, and for the good and valuable consideration provided herein, to amend the Intercreditor Agreement to, among other things, establish and confirm that the indebtedness issued under the New Second Lien Loan Agreement constitutes Second Priority Obligations under the Intercreditor Agreement;

NOW, THEREFORE, it is agreed:

SECTION 1. Amendments to the Intercreditor Agreement.

(a) The third “WHEREAS” clause of the recitals of the Intercreditor Agreement is hereby amended to replace the defined term “Second Priority Term Loan Agreement” with the defined term “Existing Second Priority Term Loan Agreement”.

(b) The recitals of the Intercreditor Agreement are hereby further amended to insert the following new “WHEREAS” clause as the fifth “WHEREAS” clause thereof:

“WHEREAS, on March 31, 2014 Lee refinanced in full and replaced the Existing Second Priority Term Loan Agreement with the proceeds of Permitted Refinancing Debt (as defined in the New Pulitzer Note Agreement (as defined below)) pursuant to the Second Priority Term Loan Agreement (as defined below);”

(c) The recitals of the Intercreditor Agreement are hereby further amended by deleting the text “Second Priority Term Loan Agreement” from the fourth “WHEREAS” clause thereof and inserting the text “Existing Second Priority Term Loan Agreement” in the place thereof.

(d) The recitals of the Intercreditor Agreement are hereby further amended by deleting the text “pursuant to that certain Subsidiaries Guaranty, dated as of the date hereof” from the sixth “WHEREAS” clause thereof and inserting the text “pursuant to that certain Guarantee and Collateral Agreement, dated as of March 31, 2014” in the place thereof.

(e) Section 1.1 of the Intercreditor Agreement is hereby amended by adding the following defined terms in Section 1.1 in appropriate alphabetical order:

“Existing Second Priority Term Loan Agreement” has the meaning set forth in the recitals to this Agreement.

“Second Priority Term Loan Agreement” means the Second Lien Loan Agreement, dated as of March 31, 2014, by and among Lee, the Second Priority Representative and certain lenders from time to time party thereto, as amended, supplemented, amended and restated or otherwise modified from time to time.”

SECTION 2. Miscellaneous Provisions

(a) Each party hereto acknowledges and agrees that the Intercreditor Agreement (as modified hereby) and all agreements and obligations thereunder, are valid and enforceable against such Person in every respect and all of the terms and conditions thereof are legally binding upon such Person, and the Second Priority Secured Parties and the Loan Parties reaffirm the priorities set forth in Section 2 of the Intercreditor Agreement.

(b) Each party hereto acknowledges and agrees that the Second Priority Representative hereunder is the “Second Priority Representative” for purposes of the Intercreditor Agreement as of the date hereof.

(c) Each party hereto acknowledges and agrees that the First Priority Obligations Payment Date has not occurred as of the date hereof.

(d) The Second Priority Secured Parties and the Loan Parties acknowledge and agree that the aggregate principal amount of the Notes outstanding on the date hereof (after giving effect to the transactions contemplated to occur on the date hereof) under the First Priority Agreement does not exceed the Maximum First Priority Amount (as amended herein).

(e) The Second Priority Secured Parties and the Loan Parties acknowledge and agree that a memorandum of Intercreditor Agreement or any other document setting forth the effect of the Intercreditor Agreement may be recorded to evidence the priorities set forth in the Intercreditor Agreement by any party hereto in any jurisdiction, including in connection with the execution, delivery, and recordation of deeds of trust, mortgages, deeds, and similar instruments for real property comprising Common Collateral.

(f) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Intercreditor Agreement.

(g) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by facsimile or other electronic transmission) shall be an original, but all of which shall together constitute one and the same instrument.

(h) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

(i) From and after the date hereof, all references to the Intercreditor Agreement shall be deemed to be references to the Intercreditor Agreement as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as First Priority Representative for and on behalf of the First Priority Secured Parties

By:	/s/ Teresa Petta
Name: Teresa Petta
Title: Vice President

Signature Page to Second Amendment to Intercreditor Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Priority Representative for and on behalf of the Second Priority Secured Parties

By:	/s/ Joshua G. James
Name: Joshua G. James
Title: Assistant Vice President

Signature Page to Second Amendment to Intercreditor Agreement

PULITZER INC.
FLAGSTAFF PUBLISHING CO.
HANFORD SENTINEL INC.
NAPA VALLEY PUBLISHING CO.
PANTAGRAPH PUBLISHING CO.
PULITZER MISSOURI NEWSPAPERS, INC.
PULITZER NEWSPAPERS, INC.
PULITZER TECHNOLOGIES, INC.
SANTA MARIA TIMES, INC.
SOUTHWESTERN OREGON PUBLISHING CO.
STAR PUBLISHING COMPANY
YNEZ CORPORATION

By:	/s/ C. D. Waterman III
Name:	C. D. Waterman III
Title:	Secretary

FAIRGROVE LLC

By:	ST. LOUIS POST-DISPATCH LLC,
Managing Member

By:	PULITZER Inc., Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

AMPLIFIED DIGITAL, LLC
STL DISTRIBUTION SERVICES LLC
ST. LOUIS POST-DISPATCH LLC
SUBURBAN JOURNALS OF GREATER ST. LOUIS LLC
PULITZER NETWORK SYSTEMS LLC

By:	PULITZER INC., Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

Signature Page to Second Amendment to Intercreditor Agreement